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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-75870) and on Form S-8 (No. 333-05645) of PetroCorp Incorporated of our report dated March 11, 1998, appearing on page 27 of The Annual Report of Petrocorp Incorporated on Form 10-K for the year ended December 31, 1997.

PRICE WATERHOUSE LLP

Houston, Texas
March 30, 1998